UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

                          TEMPLETON GLOBAL INCOME FUND
               (Exact name of registrant as specified in charter)

        500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

             CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: (954) 527-7500
                                                              -------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.




                               [GRAPHIC OMITTED]

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                                                        FEBRUARY 28, 2007
--------------------------------------------------------------------------------

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     SEMIANNUAL REPORT                                         INCOME
--------------------------------------------------------------------------------

                                   TEMPLETON
                              GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth-and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Global Income Fund ..............................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Annual Meeting of Shareholders ............................................   26

Dividend Reinvestment and Cash Purchase Plan ..............................   27

Shareholder Information ...................................................   29

--------------------------------------------------------------------------------

Semiannual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/07

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Government Bonds ..................................     87.5%
Short-Term Investments & Other Net Assets .........     12.5%

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's semiannual report for the period ended February 28, 2007.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Income Fund posted cumulative total returns of +8.26% based on market price and +5.86% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which posted cumulative total returns of +1.40% in local currency terms and +2.46% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

For the six months under review, global economies seemed resilient in the face of moderating U.S. economic conditions. In general, lower energy and commodity prices curbed inflation despite improved global growth rates and strong labor markets. Oil prices fell 19% from a high of $77 per barrel in July to about $62 per barrel at period-end, alleviating some of the pressure on oil importing countries. In the U.S., the trade deficit narrowed to $59 billion by January 2007 from $69 billion in August 2006. However, the magnitude of the adjustment was small compared with the overall size of the current account deficit, which was 5.8% of U.S. gross domestic product (GDP) in the fourth quarter of 2006, and continued to be heavily dependent on foreign inflows for financing. 2 Lower oil prices and an improved labor market also supported consumption growth, offsetting some of the weakness in the U.S. housing market. For 2006, U.S. GDP grew 3.3%, which was in line with its historical average. Underlying inflation pressures in the U.S. remained relatively high and the U.S. Federal Reserve Board left the federal funds target rate unchanged at 5.25% throughout the reporting period.

In Japan, structural economic improvement was most evident in the upward inflation trend, which in 2006, turned positive on a yearly basis for the first time since 1998. The Bank of Japan raised interest rates for the second time since ending its zero interest rate policy last year. Although Japan's GDP growth rate has been relatively volatile, the economy grew at a faster-than-average pace of 2.3% in 2006, increasingly supported by a revival in private consumption. 3 Other Asian economies also remained strong in the fourth quarter of 2006, with growth in Singapore of 7.9%, Indonesia 6.1% and

1. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: U.S. Bureau of Economic Analysis.

3.    Source: Economic and Social Research Institute (Japan).


2 | Semiannual Report

Malaysia 5.7%. 4 Increased intra-regional trade remained an important growth driver, and China continued to be an important source of demand for Asia's exports of goods and services. While China allowed limited currency appreciation, it continued to accumulate international reserves that exceeded $1 trillion in the reporting period, adding $162.9 billion during the last four months of 2006. 5 The yuan rose 2.7% for the six months under review. 6

Supported by investment growth and external demand from Asia and other parts of Europe, Euro-zone economic growth notably accelerated, increasing 2.7% in 2006 from 1.5% in 2005. 7 Private consumption trends were more dynamic than in prior years, but weak real wage growth remained an impediment to stronger consumer spending. Labor markets improved and the unemployment rate dropped from 8.8% in early 2005 to 7.5% by the end of 2006. 7 The European Central Bank tightened its monetary policy, hiking interest rates 50 basis points (100 basis points equal one percentage point) to 3.50%. 7 Among non-euro European countries, economic growth was even better. In the fourth quarter of 2006, GDP growth in Slovakia was 9.6%, Poland 6.4%, Sweden 4.9% and Norway 4.5%. 7 Growth among these countries was broad based while inflation remained low, supported by lower energy prices and improved productivity growth. Despite low inflation, rapidly narrowing excess capacity led Norway and Sweden to hike rates 75 basis points each.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

4. Sources: Singapore Department of Statistics; BPS (Statistics Indonesia); Department of Statistics Malaysia.

5.    Source: The People's Bank of China.

6.    Source: Exshare via Compustat.

7.    Source: Eurostat.

8. Sources: Statistical Office of the Slovak Republic; Statistics Sweden; Statistics Norway.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/07

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                                36.6%
Americas                                            26.9%
Non-EMU Europe                                      23.9%
EMU Members*                                         4.7%
Middle East & Africa                                 4.0%
Supranationals**                                     3.0%
Other Assets, less Liabilities                       0.9%

*     The Fund's EMU investments were in Germany.

** The Fund's supranational investments were denominated in the Japanese yen and New Zealand dollar.

INTEREST RATE STRATEGY

During the six months under review, the overall duration of the Fund's portfolio remained relatively short amid a backdrop of strong global growth rates and inflation and valuation concerns. However, we continued to find select interest rate opportunities determined by country-specific factors. For example, Indonesian bond market strength was driven primarily by a 250 basis point interest rate reduction during the period. The Fund benefited from its investments in domestic Indonesian bonds, which rose +13.19% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI). 9 In Brazil, improving inflation and credit fundamentals allowed the central bank to reduce interest rates 125 basis points and supported local currency returns of +20.32% in the JPM Global Bond Index-Emerging Markets (GBI-EM). 10 Brazilian inflation declined from 8% in mid-2005 to 3% at period-end. 11 Brazilian real interest rates were high over the period and disinflation allowed the central bank to lower nominal rates to boost relatively slow aggregate growth. Consistent with our investment strategy, the Fund can invest across a wide spectrum of local bond markets and protect against currency risk.

CURRENCY STRATEGY

Global imbalances resulted in strong relative consumption growth and a large U.S. current account deficit, as well as low domestic demand and current account surpluses in Asia. Based on our view that these imbalances could gradually unwind over the medium term, we continued to position the portfolio for a weak U.S. dollar through a basket of Asian currencies. Over the period, the yen has taken on a greater role in the Fund's currency exposure and is now the single largest currency represented among a diversified portfolio despite an underweighted allocation compared with the Citigroup World Government Bond Index (WGBI) Index. 12 Japan's relatively low interest rate environment worked against the yen as it weakened 1.01% against the U.S. dollar during the review period. 6 However, we continued to find yen valuations attractive and see room for the difference between Japan's interest rates and those of other major economies to narrow as the nation's structural

9. Source: Standard & Poor's Micropal. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

10. Source: J.P. Morgan. The JPM GBI-EM tracks total returns for liquid, fixed-rate, domestic currency emerging market government bonds. Local bond market returns are from the country subindexes of the JPM GBI-EM.

11.   Source: IBGE (Brazilian Institute of Geography and Statistics).

12. Source: Citigroup. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 22 countries globally.


4 | Semiannual Report
improvements continue to take hold. The Fund also maintained diversified exposure across several other Asian currencies. Among those other currencies, the Thai baht rose 10.72% against the U.S. dollar, despite investor uncertainty over capital controls instituted under the new government that came to power by a coup in the fall of 2006. 6 Additionally, the Malaysian ringgit appreciated 5.08% against the U.S. dollar and the South Korean won rose 2.10%. 6

European currencies had mixed performance over the period. Although the Fund had limited direct exposure to the euro, it was positioned to benefit from euro appreciation through its investments in non-euro European currencies, which are sensitive to euro movements. This strategy worked well for the Fund as central European currencies outperformed the euro's 3.20% rise during the review period. 6 The Slovak koruna appreciated 12.95% as the nation's prospects improved for joining the European Union (EU) in 2009. 6 Additionally, Romania's successful entrance into the EU at the beginning of 2007 helped boost its currency 7.12%. 6 The Fund benefited from its exposure to the Polish zloty, which appreciated 4.14%, while Scandinavian currencies lagged, with the Norwegian krone and Swedish krona rising 3.09% and 2.63%. 6

The U.S. dollar rose 0.34% against its major trading partners, largely due to 5.36% depreciation of the Canadian dollar, which detracted from the Fund's relative performance. 6 However, we continued to find the Canadian dollar attractive given its low valuation and Canada's economic strength. For example, Canada's unemployment rate dropped to a 30-year low of 6.1% in February 2007, and it is the only major developed nation to run both a fiscal surplus and a current account surplus. 13

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and sub investment-grade sovereign debt that as an asset class typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt generated a strong six-month return of +5.88% as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 14 Sovereign interest rate spreads declined from 197 basis points at the beginning of the reporting period to 187 basis points by period-end. 15 Regionally, Latin American sovereign debt

13.   Source: Statistics Canada.

14. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

15.   Source: J.P. Morgan Government Bond Index Monitor.

CURRENCY BREAKDOWN*
Based on Total Net Assets as of 2/28/07

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Japanese Yen                                        13.7%
South Korean Won                                    11.8%
Swedish Krona                                        9.4%
Indonesian Rupiah                                    8.5%
Polish Zloty                                         8.1%
Thailand Baht                                        6.9%
Canadian Dollar                                      6.1%
Brazilian Real                                       4.9%
Norwegian Krone                                      4.7%
Indian Rupee                                         4.2%
Peruvian Nuevo Sol                                   3.7%
Australian Dollar                                    3.4%
Egyptian Pound                                       3.0%
Icelandic Krona                                      2.6%
Malaysian Ringgit                                    2.4%
Kazakhstan Tenge                                     2.1%
Other                                                4.5%


                                                           Semiannual Report | 5
returned +6.20%, Asian +7.22%, central and eastern European +4.77%, Middle Eastern +4.29% and African +4.18%. 14

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]

/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: GIM                                       CHANGE     2/28/07    8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.11       $8.82      $8.93
--------------------------------------------------------------------------------
Market Price (NYSE)                               +$0.08       $9.23      $9.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                         $0.6466
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                        6-MONTH   1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2             +5.86%    +10.56%     +84.20%   +126.28%
--------------------------------------------------------------------------------
   Based on change in market price 3    +8.26%    +19.13%    +101.63%   +181.58%
--------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2             +5.86%    +10.56%     +13.00%     +8.51%
--------------------------------------------------------------------------------
   Based on change in market price 3    +8.26%    +19.13%     +15.06%    +10.91%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                           Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Semiannual Report

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                 -----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                 FEBRUARY 28, 2007                       YEAR ENDED AUGUST 31,
                                                    (UNAUDITED)        2006          2005          2004          2003         2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $      8.93      $     9.02    $     8.77    $     8.18    $     7.29   $   6.99
                                                 -----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ....................           0.19            0.37          0.39          0.41          0.41       0.45

   Net realized and unrealized gains
      (losses) ................................           0.35            0.33          0.49          0.72          0.98       0.39
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............           0.54            0.70          0.88          1.13          1.39       0.84
                                                 -----------------------------------------------------------------------------------
Less distributions from:

   Net investment income and net realized
      foreign currency gains ..................          (0.65)          (0.79)        (0.63)        (0.54)        (0.50)     (0.34)

   Tax return of capital ......................             --              --            --            --            --      (0.20)
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................          (0.65)          (0.79)        (0.63)        (0.54)        (0.50)     (0.54)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................    $      8.82      $     8.93    $     9.02    $     8.77    $     8.18   $   7.29
                                                 ===================================================================================
Market value, end of period b .................    $      9.23      $     9.15    $     8.85    $     8.56    $     7.95   $   7.35
                                                 ===================================================================================

Total return (based on market value per
   share) c ...................................           8.26%          13.39%        10.61%        14.69%        15.37%     21.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $ 1,151,181      $1,161,850    $1,172,240    $1,136,976    $1,058,791   $944,602

Ratios to average net assets:

   Expenses ...................................           0.77% d,e       0.80% e       0.76% e       0.77% e       0.72%      0.75%

   Net investment income ......................           4.31% d         4.16%         4.22%         4.66%         5.16%      6.28%

Portfolio turnover rate .......................          21.60%          49.20%        41.81%        48.85%        69.77%     82.31%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 9

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT a           VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 87.5%
    BONDS 86.3%
    ARGENTINA 2.8%
b,c Government of Argentina, FRN, 5.475%, 8/03/12 ..............................          45,600,000          $    32,426,160
                                                                                                              ---------------
    AUSTRALIA 3.4%
    New South Wales Treasury Corp., 8.00%, 3/01/08 .............................          16,000,000    AUD        12,820,937
    Queensland Treasury Corp., Series 07G, 8.00%, 9/14/07 ......................          33,100,000    AUD        26,325,450
                                                                                                              ---------------
                                                                                                                   39,146,387
                                                                                                              ---------------
    BRAZIL 4.8%
    Nota Do Tesouro Nacional,
      9.762%, 1/01/10 ..........................................................              14,000  d BRL         6,294,543
      9.762%, 1/01/12 ..........................................................              59,200  d BRL        25,879,001
      9.762%, 1/01/14 ..........................................................              15,000  d BRL         6,402,028
      10.00%, 1/01/17 ..........................................................               8,500  d BRL         3,536,717
    e Index Linked, 6.00%, 11/15/09 ............................................               8,700  d BRL         6,413,084
    e Index Linked, 6.00%, 5/15/15 .............................................               9,400  d BRL         6,542,870
                                                                                                              ---------------
                                                                                                                   55,068,243
                                                                                                              ---------------
    CANADA 7.5%
    Government of Canada, 7.25%, 6/01/07 .......................................          23,500,000    CAD        20,257,054
    Province of Alberta, 5.00%, 12/16/08 .......................................          28,530,000    CAD        24,816,695
    Province of British Columbia, 6.00%, 6/09/08 ...............................           7,000,000    CAD         6,123,945
    Province of Manitoba, 6.375%, 9/01/15 ......................................          14,800,000    NZD        10,062,318
    Province of Ontario,
      3.875%, 3/08/08 ..........................................................           6,800,000    CAD         5,798,743
      6.125%, 9/12/07 ..........................................................          15,840,000    CAD        13,662,110
      6.25%, 6/16/15 ...........................................................           8,460,000    NZD         5,658,975
                                                                                                              ---------------
                                                                                                                   86,379,840
                                                                                                              ---------------
    GERMANY 4.7%
    KfW Bankengruppe,
    b FRN, 0.325%, 8/08/11 .....................................................       3,800,000,000    JPY        32,114,421
      senior note, 8.25%, 9/20/07 ..............................................       1,509,000,000    ISK        22,043,372
                                                                                                              ---------------
                                                                                                                   54,157,793
                                                                                                              ---------------
    INDONESIA 8.5%
    Government of Indonesia,
      13.15%, 3/15/10 ..........................................................      21,330,000,000    IDR         2,604,495
      15.425%, 9/15/10 .........................................................       4,800,000,000    IDR           636,040
      13.15%, 1/15/12 ..........................................................      33,200,000,000    IDR         4,150,385
      14.25%, 6/15/13 ..........................................................      84,050,000,000    IDR        11,068,292
      14.275%, 12/15/13 ........................................................     126,836,000,000    IDR        16,841,551
      11.00%, 10/15/14 .........................................................      55,000,000,000    IDR         6,346,852
      9.50%, 6/15/15 ...........................................................      33,050,000,000    IDR         3,515,284
      10.75%, 5/15/16 ..........................................................      82,245,000,000    IDR         9,355,747
      11.50%, 9/15/19 ..........................................................      23,000,000,000    IDR         2,688,769
      11.00%, 11/15/20 .........................................................     359,100,000,000    IDR        40,603,473
                                                                                                              ---------------
                                                                                                                   97,810,888
                                                                                                              ---------------


10 | Semiannual Report

Templeton Global Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT a           VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    IRAQ 1.1%
  f Government of Iraq, Reg S, 5.80%, 1/15/28 ..................................          20,050,000          $    13,132,750
                                                                                                              ---------------
    MALAYSIA 2.4%
    Government of Malaysia,
      6.90%, 3/15/07 ...........................................................           3,000,000    MYR           857,535
      8.60%, 12/01/07 ..........................................................          14,085,000    MYR         4,172,702
      3.135%, 12/17/07 .........................................................           2,925,000    MYR           832,819
      4.305%, 2/27/09 ..........................................................          75,200,000    MYR        21,765,613
                                                                                                              ---------------
                                                                                                                   27,628,669
                                                                                                              ---------------
    MEXICO 2.3%
      Government of Mexico,
      8.00%, 12/17/15 ..........................................................             305,000  g MXN         2,729,564
      10.00%, 12/05/24 .........................................................           2,207,000  g MXN        23,333,198
                                                                                                              ---------------
                                                                                                                   26,062,762
                                                                                                              ---------------
    NEW ZEALAND 1.1%
    Government of New Zealand, 6.00%, 11/15/11 .................................          18,273,000    NZD        12,635,173
                                                                                                              ---------------
    PERU 3.7%
    Government of Peru,
      7.84%, 8/12/20 ...........................................................          47,200,000    PEN        16,945,547
      Series 7, 8.60%, 8/12/17 .................................................          61,545,000    PEN        22,977,809
    Peru Bond Soberano, 9.91%, 5/05/15 .........................................           6,500,000    PEN         2,563,465
                                                                                                              ---------------
                                                                                                                   42,486,821
                                                                                                              ---------------
    PHILIPPINES 0.8%
  f Government of the Philippines, Reg S, 9.125%, 2/22/10 ......................           6,570,000    EUR         9,792,819
                                                                                                              ---------------
    POLAND 8.1%
    Government of Poland,
      8.50%, 5/12/07 ...........................................................          68,700,000    PLN        23,457,105
      5.75%, 6/24/08 ...........................................................          43,900,000    PLN        15,105,193
      6.00%, 5/24/09 ...........................................................          65,250,000    PLN        22,707,822
      5.75%, 9/23/22 ...........................................................          90,500,000    PLN        32,051,042
                                                                                                              ---------------
                                                                                                                   93,321,162
                                                                                                              ---------------
    SINGAPORE 1.7%
    Government of Singapore, 4.00%, 3/01/07 ....................................          29,475,000    SGD        19,276,045
                                                                                                              ---------------
    SLOVAK REPUBLIC 1.7%
    Government of Slovakia,
      4.80%, 4/14/09 ...........................................................         298,100,000    SKK        11,618,453
      7.50%, 3/13/12 ...........................................................          84,000,000    SKK         3,704,568
      4.90%, 2/11/14 ...........................................................          53,300,000    SKK         2,120,816
      5.30%, 5/12/19 ...........................................................          50,200,000    SKK         2,111,603
                                                                                                              ---------------
                                                                                                                   19,555,440
                                                                                                              ---------------


                                                          Semiannual Report | 11

Templeton Global Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT a           VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    SOUTH KOREA 11.8%
    Government of Korea,
      6.15%, 7/10/07 ...........................................................      10,000,000,000    KRW   $    10,662,676
      5.77%, 10/09/07 ..........................................................      39,640,000,000    KRW        42,291,955
    Korea Treasury Note,
      4.75%, 3/12/08 ...........................................................       8,075,000,000    KRW         8,556,623
      4.50%, 9/09/08 ...........................................................      12,000,000,000    KRW        12,670,464
      4.25%, 9/10/08 ...........................................................      58,300,550,000    KRW        61,342,982
                                                                                                              ---------------
                                                                                                                  135,524,700
                                                                                                              ---------------
    SUPRANATIONAL h 3.0%
    European Investment Bank,
      2.125%, 9/20/07 ..........................................................       1,600,000,000    JPY        13,622,871
    b senior note, FRN, 0.205%, 9/21/11 ........................................       2,000,000,000    JPY        16,895,047
    Inter-American Development Bank, 6.00%, 12/15/17 ...........................           6,000,000    NZD         4,005,576
                                                                                                              ---------------
                                                                                                                   34,523,494
                                                                                                              ---------------
    SWEDEN 9.0%
    Government of Sweden,
      8.00%, 8/15/07 ...........................................................         554,665,000    SEK        80,886,084
      6.50%, 5/05/08 ...........................................................         157,600,000    SEK        23,293,638
                                                                                                              ---------------
                                                                                                                  104,179,722
                                                                                                              ---------------
    THAILAND 4.4%
    Bank of Thailand Bond,
      3.25%, 5/19/07 ...........................................................         407,690,000    THB        11,454,527
      5.00%, 1/12/08 ...........................................................         187,040,000    THB         5,297,539
      5.50%, 8/10/08 ...........................................................         308,990,000    THB         8,842,510
    Government of Thailand,
      5.60%, 7/07/07 ...........................................................         655,600,000    THB        18,538,865
      4.125%, 2/12/08 ..........................................................         178,700,000    THB         5,022,323
      8.50%, 12/08/08 ..........................................................          31,000,000    THB           934,350
                                                                                                              ---------------
                                                                                                                   50,090,114
                                                                                                              ---------------
    UNITED STATES 3.5%
    FNMA,
      2.125%, 10/09/07 .........................................................       4,020,000,000    JPY        34,264,163
      1.75%, 3/26/08 ...........................................................         660,000,000    JPY         5,639,791
                                                                                                              ---------------
                                                                                                                   39,903,954
                                                                                                              ---------------
    TOTAL BONDS (COST $916,263,891) ............................................                                  993,102,936
                                                                                                              ---------------
    WARRANTS 1.2%
    ARGENTINA 1.2%
  i Government of Argentina, wts., 12/15/35 ....................................          63,200,000                8,310,800
  i Government of Argentina, wts., 12/15/35 ....................................          30,370,000    EUR         5,050,273
                                                                                                              ---------------
    TOTAL WARRANTS (COST $9,600,575) ...........................................                                   13,361,073
                                                                                                              ---------------
    TOTAL LONG TERM INVESTMENTS (COST $925,864,466) ............................                                1,006,464,009
                                                                                                              ---------------


12 | Semiannual Report
Templeton Global Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    SHARES/PRINCIPAL
                                                                                         AMOUNT a                 VALUE
-----------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 11.6%
    FOREIGN GOVERNMENT SECURITIES 10.5%
    EGYPT 2.9%
j   Egypt Certificate of Deposit, 9/12/07 ......................................           8,000,000    EGP   $    1,343,561
j   Egypt Treasury Bills, 6/19/07 - 1/22/08 ....................................         192,075,000    EGP       32,058,219
                                                                                                              --------------
                                                                                                                  33,401,780
                                                                                                              --------------
    NORWAY 4.7%
j   Norwegian Treasury Bills, 9/19/07 - 12/19/07 ...............................         343,255,000    NOK       54,247,083
                                                                                                              --------------
    SWEDEN 0.4%
j   Swedish Treasury Bill, 12/19/07 ............................................          31,580,000    SEK        4,394,746
                                                                                                              --------------
    THAILAND 2.5%
j   Thailand Treasury Bills, 4/05/07 - 1/10/08 .................................       1,054,510,000    THB       28,906,149
                                                                                                              --------------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $117,530,459) ....................                                 120,949,758
                                                                                                              --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $1,043,394,925) ...........                               1,127,413,767
                                                                                                              --------------
    MONEY MARKET FUND (COST $13,206,299) 1.1%
k   Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.98% .......          13,206,299              13,206,299
                                                                                                              --------------
    TOTAL INVESTMENTS (COST $1,056,601,224) 99.1%. .............................                               1,140,620,066
    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.1)% ...................                                  (1,232,984)
    OTHER ASSETS, LESS LIABILITIES 1.0% ........................................                                  11,793,504
                                                                                                              --------------

    NET ASSETS 100.0% ..........................................................                              $1,151,180,586
                                                                                                              ==============

CURRENCY ABBREVIATIONS

AUD  - Australian Dollar
BRL  - Brazilian Real
CAD  - Canadian Dollar
EGP  - Egyptian Pound
EUR  - Euro
IDR  - Indonesian Rupiah
ISK  - Iceland Krona
JPY  - Japanese Yen
KRW  - South Korean Won
MXN  - Mexican Peso
MYR  - Malaysian Ringgit
NOK  - Norwegian Krone
NZD  - New Zealand Dollar
PEN  - Peruvian Nuevo Sol
PLN  - Polish Zloty
SEK  - Swedish Krona
SGD  - Singapore Dollar
SKK  - Slovak Koruna
THB  - Thailand Baht


                                                          Semiannual Report | 13

Templeton Global Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED PORTFOLIO ABBREVIATIONS
FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b     The coupon rate shown represents the rate at period end.

c The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

d     Principal is stated in 100 Real units.

e     Redemption price at maturity is adjusted for inflation. See Note 1(e).

f Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2007, the aggregate value of these securities was $22,925,569, representing 1.99% of net assets.

g     Principal is stated in 100 Peso units.

h A supranational organization is an entity formed by two or more central governments through international treaties.

i Warrants are linked to Argentine Republic Gross Domestic Product (GDP) and do not pay principal over life of security or at expiration. Warrants entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of Argentine GDP and the principal or "notional" value of these GDP linked warrants.

j     The security is traded on a discount basis with no stated coupon rate.

k See Note 10 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ............................   $ 1,043,394,925
     Cost - Sweep Money Fund (Note 10) ......................        13,206,299
                                                                ---------------
     Total cost of investments ..............................   $ 1,056,601,224
                                                                ---------------
     Value - Unaffiliated issuers ...........................   $ 1,127,413,767
     Value - Sweep Money Fund (Note 10) .....................        13,206,299
                                                                ---------------
     Total value of investments .............................     1,140,620,066
   Foreign currency, at value (cost $2,078,870) .............         3,070,159
   Receivables:
     Dividends and interest .................................        21,665,680
   Unrealized gain on forward exchange contracts (Note 7) ...         2,034,016
                                                                ---------------
       Total assets .........................................     1,167,389,921
                                                                ---------------
Liabilities:
   Payables:
     Investment securities purchased ........................         5,904,204
     Affiliates .............................................           546,754
     Distributions to shareholders ..........................         5,157,204
   Funds advanced by custodian ..............................           612,783
   Unrealized loss on forward exchange contracts (Note 7) ...         3,267,000
   Accrued expenses and other liabilities ...................           721,390
                                                                ---------------
       Total liabilities ....................................        16,209,335
                                                                ---------------
         Net assets, at value ...............................   $ 1,151,180,586
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $ 1,081,171,502
   Distributions in excess of net investment income .........       (25,723,058)
   Net unrealized appreciation (depreciation) ...............        83,757,874
   Accumulated net realized gain (loss) .....................        11,974,268
                                                                ===============
         Net assets, at value ...............................   $ 1,151,180,586
                                                                ===============
Shares outstanding ..........................................       130,590,249
                                                                ===============
Net asset value per share ...................................   $          8.82
                                                                ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment income:
   Dividends
     Unaffiliated issuers ...................................   $       654,884
     Sweep Money Fund (Note 10) .............................           273,974
   Interest (net of foreign taxes of $1,339,652) ............        28,380,492
                                                                ---------------
       Total investment income ..............................        29,309,350
                                                                ---------------
Expenses:
   Management fees (Note 3a) ................................         2,896,157
   Administrative fees (Note 3b) ............................           712,780
   Transfer agent fees ......................................           146,941
   Custodian fees (Note 4) ..................................           487,446
   Reports to shareholders ..................................            58,603
   Registration and filing fees .............................            60,131
   Professional fees ........................................            47,212
   Trustees' fees and expenses ..............................            38,270
   Other ....................................................            11,818
                                                                ---------------
       Total expenses .......................................         4,459,358
                                                                ---------------
       Expense reductions (Note 4) ..........................              (942)
                                                                ---------------
         Net expenses .......................................         4,458,416
                                                                ---------------
           Net investment income ............................        24,850,934
                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ............................................        41,261,208
     Foreign currency transactions ..........................        (1,173,159)
                                                                ---------------
         Net realized gain (loss) ...........................        40,088,049
                                                                ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..............................................         2,715,425
   Translation of assets and liabilities denominated in
     foreign currencies .....................................           961,543
                                                                ---------------
         Net change in unrealized appreciation
           (depreciation) ...................................         3,676,968
                                                                ---------------
Net realized and unrealized gain (loss) .....................        43,765,017
                                                                ---------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $    68,615,951
                                                                ===============


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ------------------------------------
                                                                                         SIX MONTHS ENDED
                                                                                        FEBRUARY 28, 2007      YEAR ENDED
                                                                                           (UNAUDITED)      AUGUST 31, 2006
                                                                                        ------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income ............................................................   $      24,850,934   $    47,780,306
   Net realized gain (loss) from investments and foreign currency transactions ......          40,088,049        79,206,691
   Net change in unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities denominated in foreign currencies ........           3,676,968       (34,770,616)
                                                                                        ------------------------------------
      Net increase (decrease) in net assets resulting from operations ...............          68,615,951        92,216,381
                                                                                        ------------------------------------
   Distributions to shareholders from net investment income and net realized foreign
     currency gains .................................................................         (84,180,132)     (103,207,312)
                                                                                        ------------------------------------
   Capital share transactions: (Note 2) .............................................           4,895,019           600,550
                                                                                        ------------------------------------
      Net increase (decrease) in net assets .........................................         (10,669,162)      (10,390,381)
Net assets:
   Beginning of period ..............................................................       1,161,849,748     1,172,240,129
                                                                                        ------------------------------------
   End of period ....................................................................   $   1,151,180,586   $ 1,161,849,748
                                                                                        ====================================
Distributions in excess of net investment income included in net assets/Undistributed net investment income:
   End of period ....................................................................   $     (25,723,058)  $    33,606,140
                                                                                        ====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 | Semiannual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 19

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic adjustments in the security's interest rate and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


20 | Semiannual Report

Templeton Global Income Fund

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2007, 544,388 shares were issued for $4,895,019 from reinvested distributions. During the year ended August 31, 2006, 66,994 shares were issued for $600,550 from reinvested distributions.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2007, the Fund had repurchased a total of 11,210,400 shares. During the periods ended August 31, 2006 and February 28, 2007, there were no share repurchases.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                       AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays investment management fees to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.550%         Up to and including $200 million
       0.500%         Over $200 million, up to and including $1 billion
       0.480%         Over $1 billion, up to and including $5 billion
       0.460%         Over $5 billion, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $15 billion
       0.420%         Over $15 billion, up to and including $20 billion
       0.400%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         In excess of $700 million


                                                          Semiannual Report | 21

Templeton Global Income Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 .....................................................   $    23,832,302
   2011 .....................................................         4,209,282
                                                                ---------------
                                                                $    28,041,584
                                                                ===============

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $ 1,073,564,827
                                                                ===============

Unrealized appreciation .....................................   $    74,556,192
Unrealized depreciation .....................................        (7,500,953)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $    67,055,239
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $233,313,378 and $364,633,603, respectively.


22 | Semiannual Report

Templeton Global Income Fund

7. FORWARD EXCHANGE CONTRACTS

At February 28, 2007, the Fund had the following forward exchange contracts outstanding:

                                              CONTRACT       SETTLEMENT    UNREALIZED    UNREALIZED
                                              AMOUNT a          DATE          GAIN          LOSS
----------------------------------------------------------------------------------------------------
CONTRACTS TO BUY

  543,250,000   Japanese Yen .........       5,000,000         3/05/07                  $   (408,920)
  225,000,000   Indian Rupee .........       7,995,736 NZD     3/21/07                      (518,237)
    5,394,000   Romania Leu ..........       1,450,000 EUR     3/28/07    $   179,683
  128,800,000   Japanese Yen .........       1,150,000         4/19/07                       (55,117)
   21,335,300   Romania Leu ..........       5,800,000 EUR     4/23/07        601,029
  345,000,000   Japanese Yen .........       3,077,060         6/27/07                      (117,421)
1,350,000,000   Japanese Yen .........      11,677,322         7/17/07                       (66,709)
  223,340,000   Japanese Yen .........       2,000,000         9/04/07                       (67,326)
  560,000,000   Iceland Krona ........       7,488,633        10/09/07        524,518
  547,775,000   Indian Rupee .........      18,247,785 NZD    10/29/07                      (446,740)
  285,000,000   Indian Rupee .........       9,773,663 NZD    10/30/07                      (425,392)
1,950,000,000   Japanese Yen .........      16,746,822        11/09/07        257,927
1,508,082,050   Japanese Yen .........      12,931,717        11/13/07        225,501
1,056,356,000   Kazakhstan Tenge .....       8,680,000         1/16/08                      (127,095)
1,946,000,000   Kazakhstan Tenge .....      16,000,000         1/18/08                      (243,936)

CONTRACTS TO SELL

    2,470,410   Euro .................     348,994,821 JPY     3/06/07                      (320,545)
   16,563,648   New Zeland Dollar ....     495,418,717 INR     7/27/07                      (442,682)
   52,217,395   Mexican Peso .........   2,562,829,758 CLP     8/16/07        127,456
   36,225,716   Mexican Peso .........   1,767,670,025 CLP     8/20/07         70,259
   29,507,162   Mexican Peso .........   1,414,986,459 CLP     9/12/07         15,706
   11,063,812   Mexican Peso .........     527,411,931 CLP     9/14/07            212
   30,997,821   Mexican Peso .........     124,614,340 INR     1/22/08         31,725
   65,279,583   Mexican Peso .........     258,415,756 INR     2/28/08                       (20,573)
   65,781,104   Mexican Peso .........     261,052,311 INR     3/03/08                        (6,307)
                                                                          --------------------------
   Unrealized gain (loss) on forward exchange contracts ..............    $ 2,034,016     (3,267,000)
                                                                          ==========================
      Net unrealized gain (loss) on forward exchange contracts .......                  $ (1,232,984)
                                                                                        ============

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
CLP - Chilean Peso
EUR - Euro
INR - Indian Rupee
JPY - Japanese Yen
NZD - New Zealand Dollar


                                                          Semiannual Report | 23

Templeton Global Income Fund

8. CREDIT RISK

The Fund has 19.20% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.


24 | Semiannual Report

Templeton Global Income Fund

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 25

Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 23, 2007. The purpose of the meeting was to elect five Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Charles B. Johnson, Gregory E. Johnson, Larry D. Thompson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Trustees:

------------------------------------------------------------------------------------------------
                                                       % OF                                % OF
                                                      SHARES                              SHARES
                                           % OF      PRESENT                  % OF       PRESENT
                                       OUTSTANDING     AND                 OUTSTANDING     AND
TERM EXPIRING 2010            FOR         SHARES      VOTING    WITHHELD      SHARES     VOTING
------------------------------------------------------------------------------------------------
Frank J. Crothers .....   97,094,514      74.39%     98.54%    1,434,033      1.10%       1.46%
Charles B. Johnson ....   96,964,379      74.29%     98.41%    1,564,168      1.20%       1.59%
Gregory E. Johnson ....   97,031,262      74.34%     98.48%    1,497,285      1.15%       1.52%
Larry D. Thompson .....   97,071,549      74.38%     98.52%    1,456,998      1.12%       1.48%

TERM EXPIRING 2009

Robert E. Wade ........   97,059,098      74.37%     98.51%    1,469,449      1.13%       1.49%

* Harris J. Ashton, Edith E. Holiday, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


26 | Semiannual Report

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Global Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge.

To enroll in the service, access your account online by going to www.melloninvestor.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                                                          Semiannual Report | 27

Templeton Global Income Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


28 | Semiannual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2006. Additionally, the Fund expects to file, on or about April 30, 2007, such certifications with its Form N-CSRS for the six months ended February 28, 2007.


                                                          Semiannual Report | 29

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                                Michigan 7
Arizona                                Minnesota 7
California 8                           Missouri
Colorado                               New Jersey
Connecticut                            New York 8
Florida 8                              North Carolina
Georgia                                Ohio 7
Kentucky                               Oregon
Louisiana                              Pennsylvania
Maryland                               Tennessee
Massachusetts 7                        Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
   Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                          Not part of the semiannual report

     [LOGO](R)                100 Fountain Parkway
FRANKLIN TEMPLETON            P.O. Box 33030
    INVESTMENTS               St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON GLOBAL
INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFERAGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM S2007 04/07





















ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1)   The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the 12-month period beginning July 1, 2005, and ending June 30, 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.    N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND


By  /s/JIMMY D. GAMBILL
    ---------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    --------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007


By  /s/GALEN G. VETTER
    ---------------------------
    Galen G. Vetter
    Chief Financial Officer
    Date:  April 26, 2007